EXHIBIT 99.7

                                CUSTODY AGREEMENT

      This CUSTODY AGREEMENT (this "Agreement"), dated as of June 28, 2006 by and among SLC Student Loan Trust 2006-1 (the "Issuer"), Citibank, N.A., as eligible lender trustee on behalf of the Issuer (the "Eligible Lender Trustee"), U.S. Bank National Association, as indenture trustee (the "Indenture Trustee"), and Citibank USA, National Association, a national banking association (the "Custodian" and, together with the Issuer, the Eligible Lender Trustee and the Indenture Trustee, the "Parties").

                              W I T N E S S E T H:

      WHEREAS, the Issuer and the Eligible Lender Trustee desire to retain and employ the Custodian to act, and the Custodian is willing to act, as custodian of certain Student Loan Notes (defined below) for the benefit of the Indenture Trustee on behalf of the Noteholders and various other secured parties described in the Indenture (defined below) (collectively, the "Secured Parties"); and

      WHEREAS, the Parties desire to set forth the Custodian's duties as custodian.

      NOW, THEREFORE, in consideration of the premises and the mutual promises set forth herein, the Parties agree as follows:

      1. Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A to the Indenture, dated as of June 28, 2006 (as may be amended, supplemented or otherwise modified from time to time, the "Indenture"), among the Issuer, the Eligible Lender Trustee, the Indenture Trustee and Citibank, N.A., as indenture administrator (the "Indenture Administrator"), which also contains rules as to usage that shall be applicable herein.

      2. The Issuer or the Eligible Lender Trustee on behalf of the Issuer or one of their respective affiliates shall, from time to time, deliver to the Custodian certain student loan notes and other related documents (collectively, the "Student Loan Notes"), which such Student Loan Notes shall, from time to time, be (i) transferred and assigned by The Student Loan Corporation to SLC Student Loan Receivables I, Inc. (the "Transferor") or the Eligible Lender Trustee on behalf of the Transferor and by the Transferor or the Eligible Lender Trustee on behalf of the Transferor to the Issuer or the Eligible Lender Trustee on behalf of the Issuer and (ii) transferred by the Issuer or the Eligible
Lender Trustee on behalf of the Issuer to the Indenture Trustee in connection with the financing of such Student Loan Notes, as set forth in the Indenture.
The Issuer does hereby retain and employ the Custodian as custodian for the purpose of maintaining an account on the Indenture Trustee's behalf (for the benefit of the Noteholders and other Secured Parties) and holding therein such Student Loan Notes as shall be received by the Custodian from the Issuer or the Eligible Lender Trustee. The Student Loan Notes will be held by the Custodian in a locked secure place in the offices of the Custodian.
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3. The Custodian shall provide a receipt upon delivery of the Student Loan Notes and will provide a report of any discrepancies to the Issuer, the Indenture Trustee and the Indenture Administrator within five (5) business days after delivery.

      4. The Custodian shall not release any Student Loan Notes except with the written consent of the Indenture Trustee or the Indenture Administrator (or such other person or persons designated by the Indenture Trustee to the Custodian in writing from time to time). Upon an appropriate receipt of such written instructions for each withdrawal, the Custodian shall deliver the withdrawn Student Loan Notes to the Indenture Trustee (or as otherwise instructed by the Issuer with the written consent of the Indenture Trustee or the Indenture Administrator).

      5. No modification of this Agreement shall be valid unless made by written agreement, executed and approved by the Parties. This Agreement may be amended at any time, in such manner as may be mutually agreed upon in writing by the Parties, and may be terminated (i) by the Custodian at any time by delivery of thirty (30) days written notice thereof to the Parties, or (ii) by the Indenture Trustee, upon thirty (30) days written notice to the Parties; whereupon in either case, all Student Loan Notes shall be delivered to the Indenture Trustee (or as otherwise instructed by the Indenture Trustee) upon an appropriate receipt. This Agreement shall not be terminated by the Issuer without the prior written consent of the Indenture Trustee and the Custodian (and in the case of any such termination, all Student Loan Notes shall be delivered to the Indenture Trustee (or as otherwise instructed by the Indenture Trustee)). In any event, this Agreement will terminate upon the termination of the Indenture, whereupon all Student Loan Notes shall be delivered to (or upon the orders of) the Issuer or the Eligible Lender Trustee.

      6. The Custodian may rely absolutely upon the genuineness and authorization of the signature and purported signature of any person reasonably believed by it to be an authorized representative of the Indenture Trustee or the Indenture Administrator, upon any instruction, notice, release, request, affidavit, or other document delivered to it (to the extent that the delivery of any such instruction, notice, release, request, affidavit, or other document by such person is permitted or otherwise within the scope of such person's rights or duties as set forth in this Agreement), including without limitation any such document delivered by facsimile transmission.

      7. Each of the Parties hereto hereby agrees that the Custodian will be held harmless from any and all claims, liability, losses, actions, suits, or proceedings at law or in equity, or any other expenses, fees, or charges of any character or nature, which it may incur or with which it may be threatened by reason of its acting as custodian, unless caused by its willful misconduct or gross negligence in connection therewith, and the Issuer agrees to indemnify the Custodian against any and all reasonable expenses, including reasonable attorney's fees and the costs of defending any action, suit, or proceeding, or resisting any claim. The Issuer's obligations under this Section 7 shall survive any termination of this Agreement.

      8. The Issuer shall pay compensation to the Custodian for its services hereunder as may be reasonably agreed to from time to time between the Issuer and the Custodian.

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

      9. Reasonable expenses incurred by the Custodian in connection with its services hereunder shall be paid or reimbursed by the Issuer. Reasonable additional charges may be made by the Custodian for special or extraordinary services, and shall be paid by the Issuer.

      10. All notices and other written communications provided for hereunder shall be in writing and sent by ordinary mail, registered mail, national overnight courier service, email, fax, or delivered by hand, shall be sufficient for the purpose of providing written notice under this Agreement. All such communications must actually be received to be effective. All such communications should be directed to the following addresses:

                        If to the Issuer:

                        SLC Student Loan Trust 2006-1
                        c/o Wilmington Trust Company
                        Rodney Square North, 1100 North Market Street Wilmington, Delaware 19890-0001
                        Attention:  Corporate Trust Administration
                        Telephone:  (302) 636-6194
                        Facsimile:  (302) 636-4140

                        If to the Indenture Trustee:

                        U.S. Bank National Association
                        One Federal Street, Third Floor
                        Boston, Massachusetts 02110
                        Attention: Trustee; SLC 2006-1
                        Telephone: (617) 603-6413
                        Facsimile: (617) 603-6637

                        If to the Eligible Lender Trustee:

                        Citibank, N.A.
                        388 Greenwich Street, 14th Floor
                        New York, New York 10013
                        Attention: Structured Finance Agency and Trust - SLC Student Loan Trust 2006-1
                        Telephone:  (800) 422-2066
                        Facsimile:  (212) 816-5527

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

                        If to the Custodian:

                        Citibank USA, National Association
                        701 East 60th Street North
                        Lot 3, Block 3
                        Building 02/Floor 01/Zone 38
                        Sioux Falls, South Dakota 57117
                        Attention:  [Ruth Christopherson]
                        Telephone:  (605) 331-7307
                        Facsimile:  (605) 330-6723

      11. This Agreement shall not be assigned to any party without the written consent of the Parties.

      12. Should any section or part of any section of this Agreement be declared void, invalid, or unenforceable by any court of law for any reason, such determination shall not render void, invalid, or unenforceable any other section or other part of any section of this Agreement.

      13. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law.

      14. This Agreement may be executed in counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

      15. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as trustee of Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertaking and agreements herein made on the part of the Issuer is made and intended not as a personal representation undertaking or agreement by Wilmington Trust Company but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement.

                            [SIGNATURE PAGE FOLLOWS]


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      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers and their official seals to be hereunto affixed and attested as of the date first written above.

                                    SLC STUDENT LOAN TRUST 2006-1,
                                          as Issuer

                                    By:   WILMINGTON TRUST COMPANY,
                                          not individually but solely in its
                                          capacity as Owner Trustee

                                      By    /s/  Patricia A. Evans
                                          ---------------------------------
                                          Name:  Patricia A. Evans
                                          Title: Vice President

                                 CITIBANK, N.A.,

                                          not in its individual capacity but
                                          solely as Eligible Lender Trustee

                                      By:   /s/  Kristen Driscoll
                                          ---------------------------------
                                          Name:  Kristen Driscoll
                                          Title: Vice President

                                      U.S. BANK NATIONAL ASSOCIATION,
                                          not in its individual capacity but
                                          solely as Indenture Trustee

                                      By:   /s/  Patricia O'Neill
                                          ---------------------------------
                                          Name:  Patricia O'Neill
                                          Title: Vice President

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

                                  CITIBANK USA, NATIONAL ASSOCIATION,
                                      as Custodian

                                     By: /s/   Douglas C. Morrison
                                        ---------------------------------------
                                        Name:  Douglas C. Morrison
                                        Title: Douglas C. Morrison, VP
                                               CitiCards
                                               Chief Fin. Officer/O & T Finance
                                               0000391579
                                               Sioux Falls, SD
                                               (605) 331-2855